Exhibit 10.9

PIGGYBACK REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of March 5, 2004 amongst Liberty Star Gold Corp. (“Liberty Star”), Kirton Investment Holdings Ltd. and. La Houge Financial Management Services Limited (collectively, the “Investors”).

WHEREAS:

A.         The Investors have subscribed for shares in the common stock of Liberty Star (the “Shares”);

B.         The Shares have not been registered under the U.S. Securities Act of 1933 (the “1933 Act”); and

C.         As a condition of the subscription, Liberty Star has agreed to grant piggyback registration rights to the Investors.

NOW, THEREFORE, the parties hereto mutually agree as follows:

1.	Registration Rights.
(a)

If Liberty Star decides to file a registration statement (the "Registration Statement") under the 1933 Act covering the distribution or sale of any securities of Liberty Star other than the Shares (other than a registration on Form S-8), it shall forthwith give written notice (the "Registration Notice") to the Investors of such decision. The Investors shall have the right to elect, by written notice (the "Reply to Registration Notice") to be given to Liberty Star not more than five (5) business days following receipt of the Registration Notice, to have the Registration Statement cover the sale of the Shares by the Investors.

(b)

This Agreement shall be subject to the right of Liberty Star to include none or a lesser number of Shares for qualification under the Registration Statement at the direction (made reasonably) of any underwriter or agent engaged by Liberty Star in connection with the offering.

(c)	The obligations of Liberty Star under this Agreement shall terminate and be of no further effect upon the earliest to occur of the following:
(i) when all Shares shall have been sold pursuant to Rule 144 (or any successor provision) under the 1933 Act;

	(ii)	when all Shares shall have been otherwise transferred and a new certificate(s) for such Shares not bearing a legend restricting further transfer shall have been delivered by Liberty Star; and
	(iii)	that day that is two (2) years following the original issue date of the Shares.
(d)

In the event of a registration pursuant to the provisions of this Agreement, Liberty Star shall use its best efforts to cause the Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Investors may reasonably request; provided, however, that Liberty Star shall not by reason of this Agreement be required to qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service of process.

Liberty Star shall keep effective any registration or qualification contemplated by this Agreement and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Investors to complete the offer and sale of the Shares covered thereby.

2.	Counterparts/Facsimile.

This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

2.	Notices.

Notices required to be delivered pursuant to this Agreement may be delivered by courier, facsimile or email to the following addresses:

Liberty Star Gold Corp.

5610 East Sutler LN

Tucson, AZ 85712

fax: (520) 884-1118

Att: James Brisoe

La Houge Financial Management Services Limited

19 Seaton Place

St. Helier, Jersey

Channel Islands JE4 8RZ

Att: Dr. Kamil Braxator

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Kirton Investment Holdings Ltd.

Austrasse 15, Postfach 154

9490 Vaduz, Liechtenstein

Att: Wayne Weaver

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.

LIBERTY STAR GOLD CORP.

By:	____________________________

Name:

Title:

KIRTON INVESTMENT HOLDINGS LTD.

By:	____________________________

Name:

Title:

Title:

LA HOUGE FINANCIAL MANAGEMENT SERVICES LIMITED

By:	____________________________________

Name:

Title

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